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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 8, 2003
                                                          ---------------



                            MERRIMAC INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    0-11201                    22-1642321
        --------                    -------                    ----------
(State of incorporation)    (Commission File Number)          (IRS Employer
                                                          Identification Number)



    41 Fairfield Place, West Caldwell, New Jersey                 07006
    ---------------------------------------------                 -----
      (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (973) 575-1300
                                                           --------------





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Item 5.  Other Events and Required FD Disclosure.

Reference is hereby made to the press release of Merrimac Industries, Inc. dated October 8, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

99.1 Press release dated October 8, 2003 issued by Merrimac Industries, Inc., announcing the completion of refinancing.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated October 9, 2003

                                            MERRIMAC INDUSTRIES, INC.

                                            By: /s/ Robert V. Condon
                                            -----------------------------------
                                            Name: Robert V. Condon
                                            Title: Vice President, Finance and
                                            Chief Financial Officer